SCHEDULE 14A INFORMATION
           Proxy Statement Pursuant to Section 14(a) of the Securities
                      Exchange Act of 1934 (Amendment No. )

Filed by the Registrant [X]

Filed by a Party other than the Registrant [ ]

Check the appropriate box:

[X] Preliminary Proxy Statement
                                           [ ]  Confidential, for Use of the
                                                Commission Only (as permitted by
                                                Rule 14a-6(e)(2))
[ ] Definitive Proxy Statement
[ ] Definitive Additional Materials
[ ] Soliciting Material Pursuant to ss. 240.14a-11(c) or ss. 240.14a-12

  MIDWAY AIRLINES CORPORATION (Name of Registrant as Specified in its Charter)

     (Name of Person(s) Filing Proxy Statement if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X] No fee required.

[ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

        1) Title of each class of securities to which transaction applies:

        2) Aggregate number of securities to which transaction applies:

        3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

        4) Proposed maximum aggregate value of transaction:

        5) Total fee paid:

[ ] Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

        1) Amount Previously Paid:

        2) Form, Schedule or Registration Statement No.:

        3) Filing Party:

        4) Date Filed:

                           MIDWAY AIRLINES CORPORATION
                        300 W. Morgan Street, Suite 1200
                          Durham, North Carolina 27701
                                 (919) 956-4800

                         NEW ADDRESS AS OF MAY 1, 1999:
                                2801 Slater Road
                                    Suite 200
                        Morrisville, North Carolina 27560
                                 (919) 595-6000




                                 April __, 1999




Dear Shareholder:


        You are cordially invited to attend the Annual Meeting of Shareholders of Midway Airlines Corporation (the "Company") to be held at 11:00 a.m., Eastern Standard Time, on Wednesday, May 19, 1999, at the Embassy Suites on Harrison Boulevard in Cary, North Carolina.

        This year, in addition to electing the Class II directors, you will be asked to consider one proposal concerning the suspension of voting rights with respect to, and allowing the company to redeem, certain shares of stock owned or controlled by persons or entities that are not citizens of the United States. These matters are explained more fully in the attached proxy statement, which you are encouraged to read. In addition, I will be pleased to report on the affairs of the Company and a discussion period will be provided for questions and comments of general interest to stockholders.

        The Board of Directors recommends that you approve each of the proposals and urges you to return your signed proxy card at your earliest convenience, whether or not you plan to attend the annual meeting.

        Thank you for your cooperation.


                                         Sincerely,



                                         Robert R. Ferguson III
                                         President, Chief Executive Officer and
                                         Chairman of the Board of Directors

                           MIDWAY AIRLINES CORPORATION
                        300 W. Morgan Street, Suite 1200
                          Durham, North Carolina 27701
                                 (919) 956-4800

                         NEW ADDRESS AS OF MAY 1, 1999:
                                2801 Slater Road
                                    Suite 200
                        Morrisville, North Carolina 27560
                                 (919) 595-6000


        NOTICE OF ANNUAL MEETING OF SHAREHOLDERS TO BE HELD MAY 19, 1999

        Notice is hereby given that the Annual Meeting of Shareholders of Midway Airlines Corporation, a Delaware corporation (the "Company"), will be held on Wednesday, May 19, 1999, at 11:00 a.m., Eastern Standard Time, at the Embassy Suites on Harrison Boulevard in Cary, North Carolina, for the following purposes:

               (l) To elect two Class II directors of the Company to hold office until the Annual Meeting of Shareholders to be held in 2002 or until their respective successors are duly elected and qualified; and

               (2) To consider and vote upon a proposed amendment to the Company's Amended and Restated Certificate of Incorporation which will suspend the voting rights with respect to, and allow the Company to redeem, common stock of the Company which is owned or controlled by persons or entities that are not United States citizens as may be necessary to comply with the Federal Aviation Act of 1958; and

               (3) To transact such other business as may properly come before the meeting or any adjournment thereof.

        The holders of record of Common Stock at the close of business on April 9, 1999, will be entitled to vote at the meeting.


                                             By Order of the Board of Directors,



                                             Jonathan S. Waller
                                             Secretary

April __, 1999

EACH SHARE OWNER IS URGED TO VOTE PROMPTLY BY SIGNING AND RETURNING THE ENCLOSED PROXY CARD.

                           MIDWAY AIRLINES CORPORATION
                        300 W. Morgan Street, Suite 1200
                          Durham, North Carolina 27701
                                 (919) 956-4800

                         NEW ADDRESS AS OF MAY 1, 1999:
                                2801 Slater Road
                                    Suite 200
                        Morrisville, North Carolina 27560
                                 (919) 595-6000

                                 PROXY STATEMENT
                       FOR ANNUAL MEETING OF SHAREHOLDERS
                             TO BE HELD MAY 19, 1999

        This Proxy Statement is furnished to the shareholders of Midway Airlines Corporation (the "Company"), in connection with the solicitation by the Board of Directors of the Company of proxies to be used at the annual meeting of shareholders to be held on Wednesday, May 19, 1999, at 11:00 a.m., Eastern Standard Time, at the Embassy Suites on Harrison Boulevard in Cary, North Carolina, or any adjournment thereof.

        Proxies in the form enclosed, properly executed by shareholders and received in time for the meeting, will be voted as specified therein. If a shareholder does not specify otherwise, the shares represented by his or her proxy will be voted by the persons named in the proxy (i) "for" the Class II director nominees listed therein, (ii) "for" the approval of the amendment to the Company's Amended and Restated Certificate of Incorporation, and (iii) in the discretion of such persons, in connection with any other business that may properly come before the meeting. The giving of a proxy does not preclude the right to vote in person should the person giving the proxy so desire, and the proxy may be revoked at any time before it is exercised by written notice delivered to the Secretary of the Company at the above address at or prior to the meeting. This Proxy Statement and accompanying form of proxy are to be mailed on or about April 19, 1999, to shareholders of record on April 9, 1999 (the "Record Date").

        At the close of business on the Record Date, there were outstanding and entitled to vote ____________ shares of Common Stock, par value $.01 per share (the "Common Stock"). There are no other voting securities of the Company outstanding.

        The holders of record of Common Stock on the Record Date will be entitled to one vote per share on each matter presented to such holders at the meeting. The presence at the meeting, in person or by proxy, of the holders of a majority of the outstanding shares of Common Stock having voting power with respect to a subject matter (excluding shares held by the Company for its own account) is necessary to constitute a quorum for the transaction of business with respect to such subject matter at the meeting. Abstentions and broker non-votes will be counted for purposes of determining the presence or absence of a quorum. "Broker non-votes" are shares held by brokers or nominees which are present in person or represented by proxy, but which are not voted on a particular matter because instructions have not been received from the beneficial owner. Under applicable Delaware law, the effect of broker non-votes on a particular matter depends on whether the matter is one as to which the broker or nominee has discretionary voting authority under the applicable rule of the New York Stock Exchange. The effect of broker non-votes on the specific items to be brought before the meeting is discussed under each item.

                                 PROPOSAL NO. 1

ELECTION OF CLASS II DIRECTORS

GENERAL

        Two directors will be elected at the Meeting to serve as the Class II Directors of the Company's Board of Directors until the 2002 Annual Meeting of Shareholders or until such person's successors shall be duly elected and qualified. The Board of Directors recommends a vote for Howard Wolf and Gregory
J. Robitaille as the Class II Directors. Each of Mr. Wolf and Mr. Robitaille are currently directors of the Company.

        Unless contrary instructions are set forth in the proxies, it is intended that the persons executing a proxy will vote all shares represented by such proxy for the election as director of each of Mr. Wolf and Mr. Robitaille as a Class II director. Should Mr. Wolf or Mr. Robitaille become unable or unwilling to accept nomination or election, it is intended that the person acting under the proxy will vote for the election of such other person as the Board of Directors of the Company may recommend. Management has no reason to believe that Mr. Wolf or Mr. Robitaille will be unable or unwilling to serve if elected.

        There are currently two Class II directorships up for election. Proxies cannot be voted for other than such directorships.

DIRECTORS

        Set forth below is certain information concerning the current directors of the Company, including the nominees for election as directors at the Meeting, with each person's business experience for at least the past five years:

                                             PRESENT
                                          POSITION WITH          BEGAN          EXPIRATION OF
        NAME                 AGE           THE COMPANY       DIRECTORSHIP       PRESENT TERM
        ----                 ---           -----------       ------------       ------------

Robert R.  Ferguson III      50        President, Chief          1997               2001
                                       Executive Officer,
                                        Chairman of the
                                       Board and Class I
                                            Director

W. Greyson Quarles           57        Class I Director          1997               2001

    Howard Wolf              64        Class II Director         1997               1999

Gregory J. Robitaille        35        Class II Director         1997               1999

Gregory Harding-             43        Class III Director        1998               2000
      Brown


        ROBERT R. FERGUSON III has served as Chairman of the Board, President and Chief Executive Officer of the Company since February 1997. From October 1994 to February 1997, Mr. Ferguson served as President of Belmont Aviation, L.L.C., an aviation consulting firm. From August 1991 to October 1994, Mr. Ferguson held various executive positions, including Chief Executive Officer at Continental Airlines, Inc. Mr. Ferguson also serves on the Board of Directors of Capital Cargo International Airlines, Inc., an air freight company.

        W. GREYSON QUARLES has been a director of the Company since February 1997 and has served as Chief Financial Officer of SAS Institute, Inc., a computer software corporation, since 1982.

        HOWARD WOLF has been a Senior Partner of the law firm of Fulbright & Jaworski L.L.P. for more than the last five years and has served as a director of the Company since February 1997. Mr. Wolf also serves on the Board of Directors for Offshore Logistics, Inc., a company that operates helicopters world-wide; Tuskar Resources plc, an oil and gas company; and Stewart & Stevenson Services, Inc., an equipment manufacturing company. Mr. Wolf serves as Chairman of the Board of Trustees of The Institute for Rehabilitation and Research, a not-for-profit hospital.

        GREGORY J. ROBITAILLE has served as a Director of the Company since February 1997 and has been employed by Equity Group Investments, Inc., which is an affiliate of Zell/Chilmark Fund, L.P., since October 1995. From September 1991 to September 1995, he served as a Vice President of the Corporate Finance Department of Rauscher Pierce Refsnes, Inc., an investment banking firm.

        GREGORY HARDING-BROWN has served as a director of the Company since August 1998 and is the retired co-founder of Pegasus Aviation Group, a commercial jet aircraft lessor with other operations in the areas of aircraft maintenance, engine leasing and aircraft parts sales. Mr. Harding-Brown worked with Pegasus Aviation Group from December 1990 to November 1997. Since April 1998 Mr. Harding-Brown has served as President of Discovery Investment Corporation, a privately held investment corporation. Mr. Harding-Brown also serves on the Board of Directors of Capital Cargo International Airlines, Inc., an air freight company.

BOARD OF DIRECTORS MEETINGS; COMPENSATION AND COMMITTEES OF THE BOARD OF
DIRECTORS

        Board of Directors Meetings were held on six occasions in 1998. The members of the Board of Directors attended all Board of Directors meetings in 1998 either in person or by telephone. Each non-employee member of the Board of Directors is paid a fee of $2,000 for each meeting of the Board of Directors attended (either in person or by telephone) by that member, and a quarterly retainer of $2,500.

        The Board of Directors has established and appointed members of the Board of Directors to serve upon an Audit Committee and a Compensation Committee. Each non-employee member of the Audit Committee and of the Compensation Committee receives a $500 fee for attending a committee meeting (either in person or by telephone). The Board of Directors has not provided for the establishment of an executive committee or a nominating committee.

        The duties of the Audit Committee are to recommend to the Board of Directors the selection of independent public accountants to audit annually the books and records of the Company, discuss with the independent auditors and internal auditors the scope and results of audits, and approve and review any non-audit services performed by the Company's independent auditing firm. The Audit Committee is comprised of Mr. Robitaille and Mr. Quarles. The Audit Committee did not meet in 1998.

        The duties of the Compensation Committee are to provide a general review of the Company's compensation and benefit plans to ensure that they meet the Company's objectives. In addition, the Compensation Committee approves the Chief Executive Officer's compensation and reviews the Chief Executive Officer's recommendations on (i) the compensation of all other officers of the Company,
(ii) the grant of awards under the Company's then existing compensation and benefit plans and (iii) the adoption of major Company compensation policies and practices. The Compensation Committee reports its recommendations to the Board of Directors for approval and authorization. The Compensation Committee is comprised of Mr. Wolf and Mr. Harding-Brown. The Compensation Committee did not meet in 1998.

VOTE REQUIRED

        The two nominees receiving the highest number of affirmative votes of the shares present in person or represented by proxy and entitled to vote, a quorum being present, shall be elected as directors. Only votes cast for a nominee will be counted, except that the accompanying proxy will be voted for all nominees in the absence of instruction to the contrary. Abstentions, broker non-votes and instructions on the accompanying proxy card to withhold authority to vote for one or more nominees will result in the respective nominees receiving fewer votes. However, the number of votes otherwise received by the nominee will not be reduced by such action.

                                 PROPOSAL NO. 2

AMENDMENT OF AMENDED AND RESTATED CERTIFICATE OF INCORPORATION

GENERAL

        The Board of Directors has unanimously recommended the adoption of an amendment to the Company's Amended and Restated Certificate of Incorporation which will restrict the voting rights with respect to Common Stock and allow the Company to redeem Common Stock of the Company which is owned or controlled by persons or entities that are not United States citizens as necessary to ensure that such persons and entities do not own or control, in the aggregate, more than twenty-five percent (25%) of the Company's voting stock.

PURPOSE

        To maintain its core aircraft operating licenses, the Company must continue to comply with the Federal Aviation Act of 1958 (the "Act"), recodified at Title 49 of the United States Code (Transportation). Under Section 40102 of the Act, the Company must remain a United States citizen. As of the date of this Proxy, in order to remain a United States citizen under the Act, non-United States citizens may not own or control, in the aggregate, more than twenty-five percent (25%) of the voting stock of the Company, among other things. Under
Section 151(b)(2) of the Delaware General Corporation Law, the stock of a Delaware corporation which holds a license from a governmental agency to conduct its business, which license is conditioned upon some or all of the holders of its stock possessing prescribed qualifications, may be made subject to redemption by the corporation to the extent necessary to prevent the loss of such license or to reinstate such license. The proposed amendment to the Company's Amended and Restated Certificate of Incorporation is intended to ensure the Company's ability to avoid the violation of the restrictions on foreign ownership and control of the Company, as they exist today, as well as in the future. Thus, while current foreign ownership and control restrictions are generally based on a twenty-five percent (25%) ownership level, the proposed amendment is not limited to an ownership percentage amount, but instead will allow the Company to take certain actions with respect to ownership of voting stock which exceeds the ownership level from time to time imposed under the Act or under any other United States Department of Transportation regulatory or interpretive restrictions on foreign ownership and control of the Company (the "Permitted Foreign Ownership").

DESCRIPTION

        A complete copy of the proposed amendment to the Company's Amended and Restated Certificate of Incorporation is attached hereto as Annex A and the following description of the proposed amendment is qualified in its entirety by reference to Annex A.

SUSPENSION OF VOTING RIGHTS

        The proposed amendment contemplates that, if the number of shares of stock owned or controlled by non-United States citizens exceeds the Permitted Foreign Ownership, the voting rights of shares of stock owned or controlled by non-United States citizens shall be automatically suspended, in reverse chronological order of registration on the Company's records, until a sufficient number thereof (the "Excess Shares") shall have been suspended so that the number of shares of stock owned or controlled by non-United States citizens is less than or equal to the Permitted Foreign Ownership. Voting rights shall be reinstated from time to time in the reverse order in which they were suspended until the maximum number of shares of stock owned or controlled by non-United States citizens, not exceeding the Permitted Foreign Ownership, shall have voting rights.

REDEMPTION OF EXCESS SHARES

        The proposed amendment contemplates that the Company may, but is not obligated, to redeem Excess Shares at a per share redemption price equal to the average closing sales price of the Company's shares during the ten (10) trading days immediately prior to the date notice of redemption is given. The redemption price may be paid in cash or by delivery of a promissory note having a maturity of up to ten (10) years from issuance and interest at the then current coupon rate of a 10-year treasury note. Notice of redemption must be given not less than fifteen (15) calendar days prior to the redemption date.

VOTE REQUIRED

        The affirmative vote of the holders of a majority of the issued and outstanding shares of the Company's Common Stock on the Record Date is required to approve the proposed amendment to the Company's Amended and Restated Certificate of Incorporation. Abstentions and broker non-votes will have the effect of votes against approval of the proposed amendment.

INFORMATION REGARDING EXECUTIVE OFFICERS

        Set forth below is certain information concerning each executive officer of the Company as of April 9, 1999, with each person's business experience for at least the past five years:

        Name                     Age    Title
        Robert R. Ferguson III   50     Chairman of the Board, President and Chief Executive Officer
        Mark Coleman             52     Senior Vice President - Sales and Marketing
        Jonathan S. Waller       38     Senior Vice President, General Counsel and Secretary
        Steven Westberg          44     Senior Vice President and Chief Financial Officer
        Thomas Duffy, Jr.        43     Vice President - Maintenance
        Gary Marsh               58     Vice President - Operations
        Daniel P. Ryan           37     Vice President - Customer Service
        Florence Shaughnessy-Cox 43     Vice President - In-Flight Services
        J. Carl Zeigler          38     Chief Information Officer

        ROBERT R. FERGUSON III has served as Chairman of the Board, President and Chief Executive Officer of the Company since February 1997. From October 1994 to February 1997, Mr. Ferguson served as President of Belmont Aviation, L.L.C., an aviation consulting firm. Prior to that, he held various executive positions at Continental Airlines, Inc., last serving as Chief Executive Officer, President and Director from August 1991 to October 1994. Mr. Ferguson also serves on the Board of Directors of Capital Cargo International Airlines, Inc., an air freight company.

        MARK COLEMAN has served a Senior Vice President - Sales and Marketing of the Company since April 1998. From December 1996 to February 1998, Mr. Coleman served as Senior Vice President of Marketing and Planning at Western Pacific Airlines, Inc. From July 1994 to August 1996, Mr. Coleman served as Senior Vice President of Marketing for Trans World Airlines, Inc. From September 1992 to July 1994, Mr. Coleman served as Vice President and General Manager of Avis Wiscom International, Ltd., an Avis subsidiary.

        JONATHAN S. WALLER has served as Senior Vice President, General Counsel and Secretary of the Company since July 1995. From April 1989 to July 1995, Mr. Waller was an attorney in private practice with the Chicago, Illinois law firm of Rosenberg & Liebentritt, becoming a partner of the firm in January 1994.

        STEVEN WESTBERG has served as Senior Vice President and Chief Financial Officer of the Company since December 1995. Mr. Westberg held various positions at Continental Airlines, Inc. from 1991 to February 1995, last serving as Vice President of Corporate Planning. From February 1995 to December 1995, Mr. Westberg served as Vice President of Belmont Aviation, L.L.C., an aviation consulting firm. Mr. Westberg also serves on the Board of Directors of Capital Cargo International Airlines, Inc.

        THOMAS DUFFY, JR. has served as Vice President - Maintenance of the Company since August 1995. Prior to that time, Mr. Duffy was Director of Maintenance from August 1993. From May 1992 until August 1993, Mr. Duffy served as Manager of Maintenance Sales with Triad International Maintenance Co.

        GARY MARSH has served as Vice President - Operations of the Company since July 1998. Prior to that time, Mr. Marsh served as Vice President of Operations for USAirways Express/Allegheny Airlines from December 1993 to July 1998. From November 1978 to December 1993, Mr. Marsh served as a line pilot and ultimately served as Vice President - Operations for Air Wisconsin.

        DANIEL P. RYAN has served as Vice President - Customer Service of the Company since April 1998. Prior to that time, Mr. Ryan served as the Company's Director of Reservations from February 1997 to April 1998 and as the Company's Director of Stations from August 1996 to February 1997. From 1988 to August 1996, Mr. Ryan served in various positions with AMR Corporation and its subsidiary, Wings West Airlines.

        FLORENCE SHAUGHNESSY-COX has served as Vice President - In-Flight since September 1998. Prior to that time, since March 1997, Ms. Cox served as the Company's Director of Inflight. From August 1993 until July 1995, Ms. Cox served as the Company's Quality Assurance Coordinator for inflight services and as an instructor of inflight services. Ms. Cox did not work from July 1995 to March 1997.

        J. CARL ZEIGLER has served as Chief Information Officer of the Company since November 1997. From January 1997 to November 1997, Mr. Zeigler served as the Director of Engineering for DBStar, Inc., a software developer. From January 1996 to December 1996, Mr. Zeigler served as Vice President of Technology at UNIXware Technology Group, Inc. From December 1985 to December 1995, Mr. Zeigler served as Manager, Open Systems Research and Development for SAS Institute, Inc.

AGREEMENTS WITH NAMED EXECUTIVE OFFICERS

        The Company has agreements with three of the named executive officers (Messrs. Ferguson, Waller and Westberg) that provide that each such officer is entitled to benefits if such officer's employment is ended by the Company other than for reason of death or disability or for cause (as defined in the agreements). In general, the benefits provided are: (a) a cash termination payment equal to one year's annual compensation at the rate then in effect or continuing salary payments of up to one year following the date of termination;
(b) payments allowing for the officer to obtain medical benefits comparable to those received by the officer in the preceding fiscal year for up to one year following termination; (c) outplacement services; (d) airline travel privileges on Midway for the executive and his/her spouse for their lifetime and their dependent children; and (e) household relocation assistance. Messrs. Ferguson, Waller and Westberg's agreements have no certain termination date. Mr. Ferguson's agreement does not provide him with the benefits described in clauses
(b), (c), (d) and (e) above.

SUMMARY COMPENSATION TABLE

The following table shows all the cash compensation paid or to be paid by the Company as well as certain other compensation paid or accrued during the fiscal years indicated to the Chief Executive Officer of the Company and each of the four other most highly compensated executive officers of the Company (the "Named Executive Officers") for such period in all capacities in which they serve.

                                                                                                 Long Term
                                                                                                Compensation
                                                                                                ------------
                                                              Annual Compensation                  Common
                                                   -----------------------------------------        Stock
                                                                                Other Annual     Underlying          All Other
                                                    Salary          Bonus       Compensation      Options          Compensation
Name and Principal Position                Year       ($)            ($)            ($)        (# of shares)           ($)
---------------------------                ----    -------        ---------     ------------   -------------       ------------
Robert R. Ferguson III (1)                 1996         --            --              --              --                 --
        Chairman of the Board, President   1997    177,036(1)        300(2)           --         781,250                 --
        and Chief Executive Officer        1998    200,000        65,653(3)      118,504(4)           --                449(5)

Steven Westberg                            1996    170,103            --              --              --                 --
        Senior Vice President and          1997    170,385           300(2)           --         111,997            247,500(6)
        Chief Financial Officer            1998    175,000        16,894(3)       42,041(4)           --                427(5)

Jonathan S. Waller                         1996    165,384            --              --              --                 --
        Senior Vice President, General     1997    164,303           300(2)           --          27,999            247,500(6)
        Counsel, and Secretary             1998    167,500        16,573(3)           --              --                397(5)

Mark J. Coleman (7)                        1996         --            --              --              --                 --
        Senior Vice President,             1997         --            --              --              --                 --
        Sales and Marketing                1998    116,731         1,123(3)           --              --                229(5)

Thomas Duffy, Jr                           1996     90,398            --              --              --                 --
        Vice President, Maintenance and    1997    103,032           300(2)           --          27,999             46,000(6)
        Engineering                        1998    115,000        10,712(3)           --              --                257(5)

    (1) Mr. Ferguson became an executive officer of the Company in February
        1997.
    (2) Amount paid to all eligible full-time employees.
    (3) Includes amount proportionate to that paid to eligible employees under the Company's bonus plan, plus $50,000 to Mr. Ferguson, $5,000 each to Mr. Westberg and Mr. Waller, and $3,500 to Mr. Duffy.
    (4) Includes taxable and nontaxable moving expenses paid to Mr. Ferguson of $107,004 and to Mr. Westberg of $36,041.
    (5) Includes amount proportionate to that paid to all employees based on annual base salary for term life insurance.
    (6) Amount reflects bonus paid by Zell/Chilmark Fund, L.P. on behalf of the Company as a result of negotiations in connection with the recapitalization and change in control of the Company in February 1997.
    (7) Mr. Coleman became an executive officer of the Company in April 1998.

BOARD COMPENSATION
        Non-employee directors of the Company are paid a $2,000 fee for each board meeting attended by that director and a $500 fee for each committee meeting attended by that director, whether attended in person or via telephone and a quarterly retainer of $2,500.

OPTION GRANTS IN LAST FISCAL YEAR

      None of the people named in the Summary Compensation Table were granted options during 1998.

AGGREGATED OPTION EXERCISES IN LAST FISCAL YEAR AND FISCAL YEAR END OPTION
VALUES

                                                                       Number of                        Value of Unexercised
                                                                 Securities Underlying                       In-the-Money
                              Shares                              Unexercised Options                         Options at
                            Acquired on         Value             At December 31, 1998                 At December 31, 1998 (1)
                             Exercise         Realized        -----------------------------       ---------------------------------
Name                            #               ($)           Exercisable     Unexercisable       Exercisable         Unexercisable
----                        -----------       --------        -----------     -------------       -----------         -------------
Robert R. Ferguson III        33,660           458,081          552,278           195,312          4,407,178            1,558,590
Steven Westberg                4,440            62,749           17,959            89,598            143,313              714,992
Jonathan S. Waller                --                --            5,600            22,399             44,688              178,744
Mark J. Coleman                   --                --               --                --                 --                   --
Thomas Duffy, Jr                  --                --            5,600            22,399             44,688              178,744

(1) The closing price for the Common Stock as reported on December 31, 1998 was $12.000. The value of unexercised in-the-money options is the difference between the per share option exercise price and $12.000 multiplied by the number of shares of Common Stock underlying in-the-money options.

COMPENSATION COMMITTEE REPORT TO STOCKHOLDERS

        This report of the Compensation Committee (the "Compensation Committee") shall not be deemed to be incorporated by reference by any general statement which incorporates by reference this proxy statement into any filing under the Securities Act of 1933, as amended (the "Securities Act"), or under the Exchange Act, except to the extent that the Company specifically incorporates this information by reference, and this report shall not otherwise be deemed filed under such Acts.

        The Compensation Committee of the Board of Directors was formed in August, 1998 and consists of Messrs. Wolf and Harding-Brown, each of whom is an independent non-employee director. The Compensation Committee administers the Company's executive compensation programs, monitors corporate performance and its relationship to compensation of executive officers, and makes appropriate recommendations concerning matters of executive compensation.

COMPENSATION PHILOSOPHY

       The Company was formed in 1993 as a private company and experienced two ownership changes and two senior management changes in the period July 1994 to February 1997. The Company became publicly held in December 1997 and one of its key missions was to stabilize management and to focus the management on the Company's primary business objectives. One of the Company's strengths contributing to its operating results since February 1997 is a strong management team, many of whom have extensive airline experience or have been with the Company for several years. The Committee believes that low executive turnover has been instrumental to the Company's operating results, and that the Company's compensation program has played a major role in limiting executive turnover. The compensation program is designed to enable the Company to attract, retain and reward capable employees who can contribute to the continued favorable results of the Company, principally by linking compensation with the attainment of key business objectives. Equity participation and a strong alignment to stockholders' interests are key elements of the Company's compensation philosophy. Accordingly, the Company's executive compensation program is designed to provide competitive compensation, support the Company's strategic business goals and reflect the Company's performance.

        The compensation program reflects the following principles:

        o Compensation programs should support the short- and long-term strategic business goals and objectives of the Company.

        o Compensation should be aligned with increasing stockholder value and corporate profitability.

        o Compensation programs should reflect and promote the Company's values and reward individuals for outstanding contributions toward business goals.

        o Compensation programs should enable the Company to attract and retain highly qualified professionals.

PAY MIX AND MEASUREMENT

        The Company's executive compensation is comprised of two components, base salary and incentives, each of which is intended to serve the overall compensation philosophy.



        BASE SALARY

        The Company's salary levels are conservative and are intended to be consistent with competitive pay practices and level of responsibility, with salary increases reflecting competitive trends, the overall financial performance and resources of the Company, general economic conditions as well as a number of factors relating to the particular individual, including the performance of the individual executive, and level of experience, ability and knowledge of the job. The President of the Company received no salary increases in 1997 or 1998 and the Senior Vice Presidents of the Company received no salary increases in 1997. The Senior Vice Presidents of the Company received salary increases in 1998 in accordance with the merit-based system utilized for all administrative and salaried personnel of the Company. In 1998 this merit-based system used an average increase rate of 3%.

        INCENTIVES

        Incentives consist of cash awards and stock options. Cash awards are paid to the Company's executives under the Company's Profit Sharing and Bonus Program, which includes all eligible employees of the Company. The Profit Sharing and Bonus Program allows the Company's Board of Directors, in its discretion, to distribute certain amounts based on the Company's annual profits. The Company's executives may be paid additional cash bonuses as determined by the Board of Directors based on factors such as relative performance of the Company during the year and the individual's contribution to the Company's performance.

        The Committee strongly believes that the overall pay program should provide employees with an opportunity to increase their ownership and potentially gain financially from Company stock price increases. By this approach, the best interests of stockholders, executives and employees will be closely aligned. Therefore, executives and other employees have previously received or may, in the future receive stock options, giving them the right to purchase shares of Common Stock of the Company at a specified price. The grant of stock options is based primarily on an employee's contribution to the Company's operating results based on the Committee's discretionary evaluation. Stock options have been or may in the future be granted at the prevailing market value of the Company's Common Stock and will only have value if the Company's stock price increases. Generally, grants of stock options vest over a period of time and the holders of these stock options must be employed by the Company for such stock options to vest.

        CHIEF EXECUTIVE OFFICER 1998 COMPENSATION

        Mr. Ferguson's 1997 salary of $200,000 per year was not increased in 1998. For the 1997 fiscal year, Mr. Ferguson received a bonus of $50,000, representing 25% of his base salary, which bonus was paid in 1998. The Board of Directors approved the particular dollar amount of Mr. Ferguson's bonus in recognition of Mr. Ferguson's significant contributions to the growth, profitability and increased value of the

        Company in 1997. Mr. Ferguson received no new grant of stock options in 1998, although he continues to own options to purchase 747,590 shares of the Company's stock.

        TAX EFFECTS

        Changes made in 1993 to the Internal Revenue Code of 1986, as amended (the "Code"), impose certain limitations on the deductibility of executive compensation paid by public companies. In general, under the limitations, the Company will not be able to deduct annual compensation paid to certain executive officers in excess of $1,000,000 except to the extent that such compensation qualifies as "performance-based compensation" (or meets other exceptions not here relevant). Non-deductibility would result in additional tax cost to the Company. It is possible that at least some of the cash and equity-based compensation paid or payable to the Company's executive officers will not qualify for the "performance-based compensation" exclusion under the deduction limitation provisions of the Code. Nevertheless, the Committee anticipates that in making compensation decisions it will give consideration to the net cost to the Company (including, for this purpose, the potential limitation on deductibility of executive compensation).

SUMMARY

        The Compensation Committee believes that linking executive compensation to corporate performance results in a better alignment of compensation with corporate business goals and stockholder value. The Committee believes its compensation practices are appropriately tied to stockholder returns and linked to the achievement of annual and longer-term financial and operating results of the Company on behalf of the Company's stockholders. In view of the Company's performance and achievement of goals and competitive conditions, the Compensation Committee believes that compensation levels during 1998 adequately reflected the Company's compensation goals and policies.

                             COMPENSATION COMMITTEE
                                   Howard Wolf
                              Gregory Harding-Brown



THE COMPANY'S PERFORMANCE

        The following graph compares the cumulative total return of the Common Stock of Midway Airlines Corporation, the Total Return Index for The Nasdaq Stock Market (US), the Total Return Index for The S&P Small Cap 600 Index and the Total Return Index for Nasdaq Trucking & Transportation Stocks since December 4, 1997. The Company made an initial public offering of Common Stock on December 4, 1997 at $15.50 per share. The graph assumes $100 was invested in each of the Common Stock, the Nasdaq Stock Market (US), the S&P Small Cap 600 and the Nasdaq Trucking & Transportation Stocks on that date. The graph does not take into account trading commissions or taxes.

                               PERFORMANCE GRAPH
                            CUMULATIVE TOTAL RETURNS
                      on $100 Invested on December 4, 1997

[TABLE APPEARS HERE]

<INSERT PLOT POINTS

                                                                 12/98
                                                                 -----
MIDWAY AIRLINES CORPORATION                                       $77
S & P SMALLCAP 600                                               $105
NASDAQ STOCK MARKET (U.S.)                                       $139
NASDAQ TRUCKING & TRANSPORTATION                                  $90

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

        The following table sets forth information as of April 9, 1999, with respect to (i) persons known to the Company to be beneficial holders of five percent or more of the outstanding shares of Common Stock, (ii) named executive officers and directors of the Company and (iii) all executive officers and directors of the Company as a group.

                                           AMOUNT AND NATURE
                                       OF BENEFICIAL OWNERSHIP(1)

NAME AND ADDRESS OF BENEFICIAL            COMMON
            OWNER                         STOCK               %
------------------------------         ------------         -----
James H. Goodnight, Ph.D               2,745,274(2)         31.9%
SAS Campus Drive
Cary, North Carolina 27513

John P. Sall                           1,333,418(2)         15.5%
SAS Campus Drive
Cary, North Carolina 27513

Robert R. Ferguson III                   747,590(3)          8.0%
2801 Slater Road, Suite 200
Morrisville, North Carolina 27560

Brinson Partners, Inc.                   604,700(2)          7.0%
209 South LaSalle Street
Chicago, Illinois 60604-1295

Steven Westberg                           40,358(4)            *
2801 Slater Road, Suite 200
Morrisville, North Carolina 27560

Jonathan S. Waller                        11,400(5)            *
2801 Slater Road, Suite 200
Morrisville, North Carolina 27560

Thomas Duffy, Jr                          11,200(6)            *
2801 Slater Road, Suite 200
Morrisville, North Carolina 27560

Mark Coleman                                   0               *
2801 Slater Road, Suite 200
Morrisville, North Carolina 27560

W. Greyson Quarles                         1,550               *
SAS Campus Drive
Cary, North Carolina 27513

Howard Wolf                                2,500               *
Fulbright & Jaworski, LLP
1301 McKinney, #5100
Houston, Texas 70010-3095

Gregory J. Robitaille                        500               *
Equity Investment Group, Inc.
Two North Riverside Plaza
Chicago, Illinois 60606

Gregory Harding-Brown                      4,000               *
Discovery Investment Corporation
4090 Happy Valley Road
Lafayette, CA 94549

All Directors and Executive
Officers as a Group (13 persons)         822,098             8.7%


*       Less than 1% of issued and outstanding shares of Common Stock.

(1) Each beneficial owner's ownership of Common Stock and percentage ownership is determined by assuming that options, warrants and other convertible securities that are held by all persons that are exercisable or convertible within 60 days of April 9, 1999 have been exercised or converted.

(2) The amount of Common Stock beneficially owned by Dr. Goodnight, Mr. Sall and Brinson Partners, Inc. has been determined solely on the basis of the Company's review of Schedule 13D and Schedule 13G filings made pursuant to Regulation 13D of the Securities Exchange Act of 1934.

(3) Includes 747,590 shares of Common Stock issuable to Mr. Ferguson upon exercise of an option.

(4) Includes 40,358 shares of Common Stock issuable to Mr. Westberg upon exercise of an option.

(5) Includes 11,200 shares of Common Stock issuable to Mr. Waller upon exercise of an option and 200 shares of Common Stock owned by Mr. Waller's wife and mother-in-law.

(6) Includes 11,200 shares of Common Stock issuable to Mr. Duffy upon exercise of an option.

CERTAIN TRANSACTIONS

        In 1998, the Company engaged the law firm of Fulbright & Jaworski L.L.P. to act as its counsel in connection with its purchase and financing of certain aircraft and in connection with its filings and registrations with the United States Securities and Exchange Commission. The Company has engaged Fulbright & Jaworski L.L.P. to perform similar services for the Company in 1999. Howard Wolf, a senior partner of Fulbright & Jaworski L.L.P. is a member of the Company's Board of Directors.

RELATIONSHIP WITH INDEPENDENT ACCOUNTANTS

        The financial statements of the Company at December 31, 1998, 1997 and 1996 and for the years then ended, appearing in the annual report which accompanies this proxy statement have been audited by Ernst & Young LLP, independent auditors, as set forth in their report thereon appearing in such annual report.

        Ernst & Young LLP has been selected by the Board of Directors to serve as the Company's independent accountants for the current year. Representatives of Ernst & Young LLP are expected to be present at the annual meeting of shareholders, will have the opportunity to make a statement if they so desire and will be available to respond to appropriate questions.

SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

        Section 16(a) of the Securities Exchange Act of 1934, as amended ("Section 16(a)"), requires the Company's officers, directors and persons who own more than 10% of a registered class of the Company's equity securities to file statements of ownership and changes in ownership with the Securities and Exchange Commission on Form 3, Form 4, and Form 5. Officers, directors and greater than 10% stockholders are required by the regulation to furnish the Company with copies of all Section 16(a) reports which they file.

        Based solely on a review of such statements and amendments thereto furnished to the Company and written representations from the Company's executive officers and directors, the Company believes that the reporting requirements of Section 16(a) were complied with on a timely basis, except that each of Robert R. Ferguson III, Steven Westberg and Gregory Harding-Brown failed to timely report certain transactions. All such transactions have been reported.

PROPOSALS FOR NEXT ANNUAL MEETING

        Stockholder proxies obtained by the Board of Directors in connection with the annual meeting of shareholders of the Company to be held in 2000 will confer on proxy holders discretionary authority to vote on any matters presented at the meeting which were not included in the proxy unless notice of the matter is provided to the Company's Corporate Secretary in accordance with the following paragraph.

        Any proposals of shareholders intended to be presented at the annual meeting of shareholders of the Company to be held in 2000 must be received by the Company's Corporate Secretary at the Company's principal executive offices, not earlier than September 22, 1999 and not later than March 20, 2000 in order to be included in the proxy statement and form of proxy relating to that meeting.

OTHER MATTERS

        The management of the Company knows of no other matters that may come before the meeting. However, if any matters other than those referred to above should properly come before the meeting, it is the intention of the persons named in the enclosed proxy to vote such proxy in accordance with their best judgment.

        The cost of solicitation of proxies in the accompanying form will be paid by the Company. In addition to solicitation by use of the mails, certain directors, officers or employees of the Company may solicit the return of proxies by telephone, telegram or personal interview.

                                     ANNEX A
                                     -------

                            CERTIFICATE OF AMENDMENT
                                       OF
                AMENDED AND RESTATED CERTIFICATE OF INCORPORATION
                                       OF
                           MIDWAY AIRLINES CORPORATION


        Midway Airlines Corporation, a corporation organized and existing under, and by virtue of the General Corporation Law of the State of Delaware (the "Corporation");

        DOES HEREBY CERTIFY:

        FIRST: That by unanimous written consent of the Board of Directors of the Corporation, resolutions were duly adopted setting forth a proposed amendment to the Amended and Restated Certificate of Incorporation of the Corporation, declaring said amendment to be advisable and directing that the amendment be considered at the annual meeting of the stockholders of the Corporation to be held on May 19, 1999. The resolutions setting forth the proposed amendment are as follows:

               RESOLVED, that the Amended and Restated Certificate of Incorporation of this Corporation be amended by adding thereto Article 8 thereof that shall be and read as follows:

                                           ARTICLE 8

                                FEDERAL AVIATION ACT COMPLIANCE

        Section  1.  DEFINITIONS.  The  following  definitions  shall  apply for  purposes  of  this Article 8:

               (a) "Act" shall mean the Federal Aviation Act of 1958, recodified at Title 49 United States Code
                      (Transportation), as amended from time to time.

               (b)    "Excess Shares" shall have the meaning set forth in
                      Section 4 of this Article 8.

               (c) "Foreign Stock" shall mean the Voting Stock registered in the Foreign Stock Record.

               (d)    "Foreign Stock Record" shall have the meaning set forth in
                      Section 3 of this Article 8.

               (e) "Non-Citizen" shall mean any person or entity that is not a "citizen of the United States" as defined in 49 U.S.C. ss. 40102(a)(15), as amended, or in any successor provision, including any agent, trustee or representative of a non-citizen.

               (f) "Own or Control" or "Owned or Controlled", when used in reference to Voting Stock, shall mean (i) ownership of record, (ii) beneficial ownership, or (iii) the power to direct, by agreement, agency or in any other manner, the voting of Voting Stock. Any determination by the Board of Directors as to whether Voting Stock is Owned or Controlled by a Non-Citizen shall be final.

               (g) "Permitted Foreign Ownership" shall mean the number of shares of Voting Stock in the aggregate that may be owned or controlled by Non-Citizens pursuant to the Act or pursuant to any United States statutory or United States Department of Transportation regulatory or interpretive restrictions on foreign ownership and control of the Corporation, such that the Corporation and any of its subsidiaries may or still be deemed "a citizen of the United States" as defined in 49 U.S.C. ss. 40102(a)(15), as amended, or in any successor provision.

               (h)    "Redemption Price" shall have the meaning set forth in
                      Section 5 of this Article 8.

               (i) "Voting Stock" shall mean the outstanding shares of capital stock of the Corporation entitled to vote, including any such shares that would be entitled to vote but for the operation of this Article 8.

        Section 2. POLICY. It is the policy of the Corporation that, consistent with the requirements of the Act or of any other United States statutory or United States Department of Transportation regulatory or interpretive restrictions on foreign ownership and control of the Corporation, Non-Citizens shall not Own or Control more than the Permitted Foreign Ownership and, if Non-Citizens nonetheless at any time Own or Control more than the Permitted Foreign Ownership, the voting rights of the shares of Foreign Stock in excess of the Permitted Foreign Ownership shall be suspended in accordance with Section 4 below.

        Section 3.  FOREIGN STOCK RECORD.

               (a) Description. The Corporation or any transfer agent designated by it shall maintain a separate stock record (the "Foreign Stock Record") for purposes of registering Voting Stock Owned or Controlled by Non-Citizens. The Foreign Stock Record shall include (a) the name and nationality of each such Non-Citizen, (b) the number of Voting Stock Owned or Controlled by such Non-Citizen, and
                      (c) the date of registration of such shares in the Foreign Stock Record.

               (b) Registration. The Corporation shall register in the Foreign Stock Record shares of Voting Stock that the Corporation determines are Owned or Controlled by one or more Non-Citizens. Such shares shall be registered in the Foreign Stock Record in chronological order based on the date and time of such determination by the Corporation. The Corporation may rely on such certifications or other evidence it deems appropriate in determining the citizenship status of any person and, by way of illustration but not limitation, the Corporation may presume that Voting Stock is Owned or Controlled by a Non-Citizen and may register such Voting Stock in the Foreign Stock Record if the registered holder thereof has an address located outside the United States.

               (c) Confirmation of Citizenship. The Corporation from time to time may require the holder of record of any Voting Stock to confirm the citizenship status of the person or persons who Own or Control that Voting Stock by executing such certificates and providing such other evidence that the Corporation determines is reasonably necessary for that purpose. If the holder of record of shares of Voting Stock fails to confirm or provide evidence to the satisfaction of the Corporation that such shares are not Owned or Controlled by one or more Non-Citizens, the Corporation shall be entitled, but not obligated, to register those shares in the Foreign Stock Record.

        Section 4.  SUSPENSION OF VOTING RIGHTS.

               (a) Suspension. If at any time the number of shares of Foreign Stock exceeds the Permitted Foreign Ownership, the voting rights of shares of Foreign Stock shall automatically be suspended, in the reverse chronological order of the dates and times of registry of such shares in the Foreign Stock Record, until the voting rights of a sufficient number thereof shall have been suspended so that the number of shares of Foreign Stock that continues to have voting rights equals the greatest whole number that is less than or equal to the Permitted Foreign Ownership. The particular shares of Foreign Stock that shall have their voting rights suspended are referred to collectively as the "Excess Shares".

              (b) Reinstatement. If, while the voting rights of any shares of Foreign Stock are suspended, the Corporation determines that the number of shares of Foreign Stock that have voting rights is less than the Permitted Foreign Ownership, voting rights shall automatically be reinstated for shares of Foreign Stock as to which voting rights have been suspended, in the reverse order in which the voting rights thereof were suspended under Section 4(a) above, until the maximum number of shares of Foreign Stock, not exceeding the Permitted Foreign Ownership, shall have voting rights. Voting rights also shall automatically be reinstated for any shares of Foreign Stock that have suspended voting rights if such shares are transferred to a person or entity that is not a Non-Citizen.

        Section 5. REDEMPTION OF EXCESS SHARES. To the extent necessary for the Corporation to comply with any present or future registration, licensing or other provisions of the Act, or regulations promulgated thereunder, or of any United States statutory or United States Department of Transportation regulatory or interpretive restrictions on foreign ownership and control of the Corporation, the Corporation shall have the power, but not the obligation, to redeem Excess Shares out of funds legally available therefor, subject to the following terms and conditions:

               (a)    The per share redemption price (the "Redemption
                      Price") to be paid for the Excess Shares to be redeemed shall be the average closing sales price of such shares on the NASDAQ National Market System Composite Tape during the 10 trading days immediately prior to the date the notice of redemption is given; or if such shares are not then traded on the NASDAQ National Market System, then the closing sales prices of such shares on any other national securities exchange on which such shares are then listed; or if such shares are not then listed on any national securities exchange, then the closing sales prices as quoted in the NASDAQ National Market System; or if such shares are not then so quoted, then the mean between the representative bid and ask prices as quoted by NASDAQ or another generally recognized reporting system, on each of such 10 trading days.

               (b) The Redemption Price may be paid in cash or by delivery of a promissory note of the Corporation, at the election of the Corporation. Any such promissory note shall have a maturity of not more than ten years from the date of issuance and shall bear interest at the rate equal to the then current coupon rate of a 10-year treasury note as such rate is published in the Wall Street Journal or comparable publication.

               (c) A notice of redemption shall be given by first class mail, postage prepaid, mailed not less than 15 calendar days prior to the redemption date to each holder of record of the shares to be redeemed, at such holder's address as the same appears on the stock register of the Corporation. Each such notice shall state (i) the redemption date, (ii) the number of shares of Voting Stock to be redeemed from such holder, (iii) the Redemption Price and the manner of payment thereof, (iv) the place where certificates for such shares are to be surrendered for payment of the Redemption Price, and (v) that dividends on the shares to be redeemed will cease to accrue on such redemption date.

               (d) From and after the redemption date, dividends, if any, on the shares of Voting Stock called for redemption shall cease to accrue and such shares shall no longer be deemed to be outstanding and all rights of the holders thereof as stockholders of the Corporation (except the right to receive from the Corporation the Redemption Price) shall cease. Upon surrender of the certificates for any shares so redeemed in accordance with the requirements of the notice of redemption (properly endorsed or assigned for transfer if the Board of Directors shall so require and the notice shall so state), such shares shall be redeemed by the Corporation at the Redemption Price. In case fewer than all the shares represented by any such certificate are redeemed, a new certificate shall be issued representing the shares not redeemed without cost to the holder thereof.

        Section 6.  ADMINISTRATIVE MATTERS AND EFFECTIVENESS.

               (a) By-Laws. The Amended and Restated By-Laws of the Corporation may be amended by majority vote of the Board of Directors to include appropriate provisions to effectuate the requirements of this Article 8.

               (b) Quorum. Except as otherwise provided or required by law, the presence, in person or by proxy, of the holders of record of shares of Voting Stock entitling the holders thereof to cast a majority of the voting power of all shares of Voting Stock (after giving effect to the reduction of voting rights prescribed in Section 4 of this
                      Article 8) shall constitute a quorum at all meetings of shareholders of the Corporation, and any quorum requirement or any requirement for shareholder approval shall be determined after giving effect to the reduction in voting rights prescribed in Section 4 of this Article 8.

               (c)    Severability. If any section or lesser provision of this
                      Article 8 is determined to be invalid, void, illegal or unenforceable, then the remaining sections and provisions of this Article 8 shall continue to be valid and enforceable and in no way be affected, impaired or invalidated.

               (d) Effectiveness. The limitations on the rights of the holders of shares of Voting Stock and the other limitations and rights of the Corporation provided for in this Article

                      8 shall be effective notwithstanding any other provision of this Amended and Restated Certificate of Incorporation but only for so long as the Corporation or any subsidiary
                      (i) is subject to any restriction on the ownership of Voting Stock by Non-Citizens or (ii) if not then subject to any restriction on the ownership of Voting Stock by Non-Citizens, intends to reinstate any license, franchise or operating certificate or authority lost as a result of a restriction on the ownership of Voting Stock by Non-Citizens within a reasonable time after ceasing to hold the same.

               FURTHER RESOLVED, that the Board of Directors of the Corporation declare said amendment to be advisable and direct that the amendment be considered at the annual meeting of the stockholders of the Corporation to be held on May 19, 1999.

        SECOND: That said amendment was duly adopted in accordance with the provisions of Section 242 of the General Corporation Law of the State of Delaware.

        IN WITNESS WHEREOF, Midway Airlines Corporation has caused this Certificate to be signed by Robert R. Ferguson III, its President and Jonathan
S. Waller, its Secretary, this _____ day of __________, 1999.

                                                   MIDWAY AIRLINES CORPORATION



                                            By:
                                              ---------------------------------
                                              Robert R. Ferguson III, President

        ATTEST:


        -----------------------------
        Jonathan S. Waller, Secretary

                           MIDWAY AIRLINES CORPORATION
                       300 West Morgan Street, Suite 1200
                                Durham, NC 27701

                          New Address as of May 1, 1999
                           2801 Slater Road, Suite 200
                              Morrisville, NC 27560

                      PROXY SOLICITED BY BOARD OF DIRECTORS

The undersigned hereby appoints Robert R. Ferguson III, W. Greyson Quarles, Howard Wolf, Gregory J. Robitaille and Gregory Harding -- Brown, or any of them, attorneys and proxies, with power of substitution, to vote all outstanding stock of the undersigned at the Annual Meeting of Shareholders of Midway Airlines Corporation to be held at 11:00 a.m. on Wednesday, May 19, 1999, at Embassy Suites, Cary, NC, or any adjournment thereof, on the matters listed below:

1. To elect two (2) Class II Directors to a term of three (3) years. The Board intends that the following persons shall be nominated to office for a period of three (3) years: Howard Wolf, Gregory J. Robitaille.

    [   ] FOR                [   ] AGAINST                [   ] ABSTAIN

2. To consider and vote upon a proposed amendment to the Company's Amended and Restated Certificate of Incorporation which will suspend the voting rights with respect to, and allow the Company to redeem, common stock of the Company which is owned or controlled by persons or entities that are not United States citizens as may be necessary to comply with the Federal Aviation Act of 1958.

    [   ] FOR                [   ] AGAINST                [   ] ABSTAIN

3. To consider and transact such other business as may properly come before the meeting or any adjournment thereof.

    [   ] FOR                [   ] AGAINST                [   ] ABSTAIN

                              (Continued and to be signed on the reverse side)

YOU ARE CORDIALLY INVITED TO ATTEND THE MEETING IN PERSON. WHETHER OR NOT YOU PLAN TO ATTEND THE MEETING, PLEASE SIGN AND RETURN THIS PROXY CARD IN THE ENCLOSED ENVELOPE.

                                            THIS PROXY WILL BE VOTED AS DIRECTED
                                            OR, IF NO DIRECTION IS INDICATED
                                            WILL BE VOTED "FOR" THE STATED
                                            PROPOSAL.
                                            ------------------------------------
                                            Signature of Stockholder
                                            ------------------------------------
                                            Signature if held jointly

                                            IMPORTANT: If shares are jointly
                                            owned, both owners should sign. If
                                            signing as attorney, executor,
                                            administrator, trustee, guardian or
                                            other person signing in a
                                            representative capacity, please give
                                            your full title as such. If a
                                            corporation, please sign in


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                                            full corporate name by President or
                                            other authorized officer. If a
                                            partnership, please sign in
                                            partnership name by authorized
                                            person.